Exhibit 31.1

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I,  Ronald   Howard  Lane,   the   principal   executive   officer  of  Synovics
Pharmaceuticals Inc., a Nevada corporation (the "Registrant"), certify that:

1. I have reviewed this annual report on Form 10-K of Synovics Pharmaceuticals Inc., for the year ended October 31, 206;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this annual report;

4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15 (e)) for the Registrant and Registrant has:

a) designed such disclosure controls and procedures to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)  evaluated  the  effectiveness  of  Registrant's   disclosure   controls  and
procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date: February 13, 2007               /s/     Ronald Howard Lane
                                              ----------------------------------
                                              Ronald Howard Lane,
                                              Principal Executive Officer